UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Acxiom Corporation
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on August 8, 2017.

ACXIOM CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: June 12, 2017
	Date: August 8, 2017	Time: 10:30 A.M. PDT
Location: Acxiom Redwood City Office
100 Redwood Shores Parkway
Redwood City, CA 94065

Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/ACXM17.

ACXIOM CORPORATION
301 E. DAVE WARD DRIVE
CONWAY, AR 72032

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          ANNUAL REPORT             SHAREHOLDER LETTER
How to View Online:
Have the information that is printed in the box marked by the arrow    XXXX XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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2) BY TELEPHONE:           1-800-579-1639
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advisor. Please make the request as instructed above on or before July 25, 2017 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet:
Before The Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting: Go to www.virtualshareholdermeeting.com/ACXM17. Have the information that is printed in the box marked by the arrow
XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 & 5 and a vote of EVERY YEAR on Proposal 4.

1. Election of Directors
Nominees:

1a.   Timothy R. Cadogan

1b.   William T. Dillard II

1c.   Scott E. Howe

2.      Approval of an increase in the number of shares available for issuance under the Company's Amended and Restated 2005 Equity
   Compensation Plan (the "2005 Plan") and reapproval of the 2005 Plan's performance goals

3. Advisory (non-binding) vote to approve the compensation of the Company's named executive officers

4. Advisory (non-binding) vote to select the frequency of future advisory votes on executive compensation

5. Ratification of KPMG LLP as the Company's independent registered public accountant for Fiscal Year 2018

6.  In their discretion, the proxies are authorized to consider and vote upon such other business that may come before the meeting or any postponement or adjournment thereof.